VALIC COMPANY I
Mid Cap Index Fund
Supplement to the Summary Prospectus dated October 1, 2011
Mid Cap Index Fund. In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager James Kurtz is deleted in its entirety and replaced with the following:

	Portfolio Manager of
Name	the Portfolio Since	Title

Brendan Voege	2011	Portfolio Manager
All changes reflected herein are effective December 23, 2011.
Date: December 22, 2011